Exhibit 10.20

TRANSBOTICS
Website:  www.transbotics.com
Phone:  (704) 362-1115
Fax:  (704) 364-4039



Firm Proposal for:

                                  CONFIDENTIAL TREATMENT
                                  ----------------------

                    The material marked by asterisk ("***") on attached pages
     *** have been omitted from the filed copy of this Agreement in connection with Transbotics Corporation's confidential treatment request.




***
***



                  ***
                  ***
                  Automatic Guided Vehicle System (AGVS)
                  Submitted to:
                  ***

                  Prepared by:

                  Randy Jennings; Director of Business Development, Transbotics Tommy Hessler, Executive Vice President, Transbotics

                  Proposal expires on ***

                  3400 Latrobe Drive o Charlotte, NC o 28211
                  (704) 362-1115 Tel. o (704) 364-4039

                  CONFIDENTIAL

          BY THE TERMS OF THE LAW IN FORCE ON COPYRIGHT, THE REPRODUCTION, DISTRIBUTION OR USE OF THIS DOCUMENT WITHOUT SPECIFIC WRITTEN AUTHORIZATION IS STRICTLY FORBIDDEN


                Proposal ***            Date***

         Table of Contents


           SECTION 1
                  *** SPECIFICATIONS                                       3
                  *** SPECIFIC SYSTEM DESCRIPTION OF OPERATION             4
           SECTION 2
                  INVESTMENT SUMMARY                                       8
                  DELIVERY TERMS                                          13
                  INVESTMENT SCHEDULE                                     13
                  WARRANTY                                                13
                  OPTIONS                                                 14
                  SERVICE & SUPPORT                                       14
           SECTION 3
                  RESPONSIBILITIES                                        15
           SECTION 4
                  GENERAL TERMS & CONDITIONS                              21
           APPENDIX                                                       29
                  EXHIBIT 1 - AUTOMATED MATERIAL HANDLING SYSTEM FOR ***  30
                  EXHIBIT 2 - PROPOSED PROJECT IMPLEMENTATION PLAN        31

*** SYSTEM SPECIFICATIONS
--------------------------------------------------------------------------------
This specification outlines a proposed solution for the automation of  ***.

Some of the main goals and objectives in evaluating this process included:
     o    Automation of ***
          ***





Currently the process of ***
In evaluating the current process the following data was used:

         ***





Please refer to EXHIBIT 1 - AUTOMATED MATERIAL HANDLING SYSTEM FOR *** for specific details of the automation system equipment in the facility.

*** SPECIFIC SYSTEM DESCRIPTION OF OPERATION
--------------------------------------------------------------------------------
Introduction

The proposed system at ***consists of ***:
         ***




All this equipment will be ***




The proposed system hierarchy will look as follows:




                                       ***

***

***



The *** looks as follows:

                                       ***















The *** System

The overall system at *** will ***



The overall task ***

***

***




***

***

***

***

                                                                         Section
INVESTMENT SUMMARY                                                          2
--------------------------------------------------------------------------------

Transbotics incorporates only the best commercially available components from manufacturers with proven long term logistic support, into the design of equipment and systems. Transbotics tools are user friendly and, with proper training, allow customers to modify the system as needed. Transbotics has a proven record of quality, flexibility, and supporting their customers.

This proposal specifies standard integrated AGV system controls technology and software products, which have been successfully installed in numerous applications and operating environments. Extensive testing and proven product integration allows Transbotics to offer superior reliability and functionality of any AGV system using its controls. Transbotics' generic controls are both highly flexible and well suited for an extensive range of vehicle sizes and types.



*** PROJECT

--------------------------------------------------------------------------------

Transbotics is proposing ***  that will be able to provide ***







BENEFITS OF *** PROJECT

It should be noted at this point that there are many benefits to implementing *** project. Below you will find some of these:

     ***

INVESTMENT SUMMARY - cont.
--------------------------------------------------------------------------------



This *** Project will include the following:



----------------------------------------------- --------------------------------



                     ***                                ***



----------------------------------------------- --------------------------------


                     ***                                ***




----------------------------------------------- --------------------------------


                     ***                                ***


----------------------------------------------- --------------------------------

INVESTMENT SUMMARY - cont.
--------------------------------------------------------------------------------

----------------------------------------------- --------------------------------



                     ***                                ***



----------------------------------------------- --------------------------------


                     ***                                ***




----------------------------------------------- --------------------------------


                     ***                                ***


----------------------------------------------- --------------------------------

--------------------------------------------------------------------------------

----------------------------------------------- --------------------------------



                     ***                                ***



----------------------------------------------- --------------------------------


                     ***                                ***




----------------------------------------------- --------------------------------


                     ***                                ***


----------------------------------------------- --------------------------------

INVESTMENT SUMMARY - cont.
--------------------------------------------------------------------------------

----------------------------------------------- --------------------------------



                     ***                                ***



----------------------------------------------- --------------------------------


                     ***                                ***




----------------------------------------------- --------------------------------

--------------------------------------------------------------------------------
*** PROJECT INVESTMENT TOTAL                     $1,935,922
--------------------------------------------------------------------------------

*** PROJECT INVESTMENT BREAKDOWN

***





DELIVERY TERMS
--------------------------------------------------------------------------------

***


INVESTMENT SCHEDULE
--------------------------------------------------------------------------------

The Total Purchase Price shall be payable ***

***



WARRANTY
--------------------------------------------------------------------------------

Transbotics will deliver the LGV system as described in this proposal for beneficial use on or before a date to be decided upon by both parties after customer has accepted this proposal. As set forth in greater detail in the General Terms and Conditions, Transbotics will warrant the design, material and workmanship of NDC hardware and software products and *** for 12 months after customer's acceptance of the LGV system. It is understood that this coverage does not include any components or materials that are considered normal wear items.

OPTIONS
--------------------------------------------------------------------------------

Transbotics is committed to offering their customers alternatives in both payment and system configuration. It is this flexibility that sets us apart in our industry. We offer the following options to our customers:

     o    Leasing
     o    Computer Back Up
     o    Spare Parts
     o    Safety Training Software
     o    System, *** , and Vehicle Definition Software and Training

To learn more about how you can benefit from the above options please ask your Transbotics representative for further details about the specific option(s) you are interested in.

SERVICE & SUPPORT
--------------------------------------------------------------------------------

At Transbotics, we understand that satisfied customers will guarantee our future success. Our Service & Support Group has accumulated over 150 years of experience working with Transbotics AGV systems. We want to do everything we can to ensure your AGV system performs just as it was promised. System acceptance is only the beginning of our business relationship!

At Transbotics, we take the time to understand your unique support requirements and work with you to implement the program best suited to your needs. Below, we outline some of the tools available to you.

     o    Extensive system training and documentation
     o    System Enhancement and Upgrade
     o    Spare Parts Support
     o    Service Contract Availability
     o    Consulting

Service & Support options and benefits have been created with you in mind.

     o    Technical support via telephone or modem, M-F, 8 AM to 5 PM, EST\
     o    24 Hour Service Option Available
     o    Emergency Site Visits
     o    Onsite Preventative Maintenance Service Program Availability
     o    Full Service Repair Shop exchange program

RESPONSIBILITIES
--------------------------------------------------------------------------------

Transbotics makes every effort to establish reasonable expectations. In the attached EXHIBIT 2 - PROPOSED PROJECT IMPLEMENTATION PLAN you find an outline of the schedule for implementation and listed below is a summary of some of the key items and the responsibilities of each company during the project.

***

--------------------------------------------------------------------------------

***

--------------------------------------------------------------------------------

***

--------------------------------------------------------------------------------

***

--------------------------------------------------------------------------------

***

--------------------------------------------------------------------------------

***

GENERAL TERMS & CONDITIONS
--------------------------------------------------------------------------------

GENERAL

Transbotics Corporation ("TRANSBOTICS") offers to sell its products and services to _____________________________ ("CUSTOMER") as of this _______ day of
____________, 20___ (the "Effective Date").

OFFER AND ACCEPTANCE

This offer, as an undertaking of TRANSBOTICS, must be executed by CUSTOMER on the signature page below and returned to TRANSBOTICS within 60 days from the Effective Date appearing above in order to be validly accepted. When executed by both parties hereto, this offer will become a binding and enforceable agreement between CUSTOMER and TRANSBOTICS (together with the Functional Specifications, as defined below, and the other Sections of TRANSBOTICS' proposal, this "Agreement"), setting forth the entire agreement between them, and will supersede, and merge all other agreements, offers, requests for proposal, quotations, proposals, acknowledgments, purchase orders, invoices, negotiations, or representations, whether written or oral, made by them pertaining to the subject matter hereof. Such Agreement may not be amended or modified in any manner except in the form of a written agreement executed by CUSTOMER and TRANSBOTICS. The TRANSBOTICS System (as defined below) is sold pursuant to the terms and conditions of the Agreement whether acceptance of this offer occurs as provided herein by execution by TRANSBOTICS and CUSTOMER, by receipt of a purchase order or acknowledgment, or by action of the parties hereto. No language contained in any purchase order or other CUSTOMER documents will be effective to supplement or alter the terms and conditions of this offer unless accepted in writing by a senior executive officer of TRANSBOTICS. Any different or supplemental terms in CUSTOMER'S documents are hereby objected to.

DELIVERABLES

Subject to the terms and conditions set forth herein, TRANSBOTICS will deliver the following products and services to CUSTOMER (collectively, the "TRANSBOTICS System"):

The hardware products developed by TRANSBOTICS and specified in TRANSBOTICS' proposal.

The software products developed by TRANSBOTICS and specified in TRANSBOTICS' proposal (the "TRANSBOTICS Software") (the TRANSBOTICS Hardware and the TRANSBOTICS Software are collectively referred to herein as the "TRANSBOTICS Products").

The software and hardware products developed by persons or entities other than TRANSBOTICS and specified in TRANSBOTICS' proposal (the "Integrated Products").

The services to be rendered by TRANSBOTICS and specified in TRANSBOTICS' proposal (the "TRANSBOTICS Services").

Subject to the terms and conditions set forth herein, CUSTOMER will deliver the hardware and software products and related accessories and documentation for the development, testing and acceptance of the TRANSBOTICS System and/or in connection with the TRANSBOTICS Services in accordance with the provisions under the paragraph "CUSTOMER FURNISHED PRODUCTS" below (collectively, the CUSTOMER Furnished Products").

DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings assigned to them below:

"Acceptance" shall have the meaning assigned to such term in the paragraph "ACCEPTANCE" below.

"Functional Specifications" shall have the meaning assigned to such term in the paragraph "Scope of Supply" below, together with any modifications or additions thereto in accordance with this Agreement.

"Purchase Price" shall mean the aggregate purchase price due from CUSTOMER to TRANSBOTICS mutually agreed to by the parties in writing in exchange for the TRANSBOTICS System provided by TRANSBOTICS to CUSTOMER hereunder.

"System Specifications" shall mean the specifications set forth in the TRANSBOTICS' proposal.

"Warranty Period" shall mean the period commencing on the date of Acceptance and ending at the close of business on the date that is one (1) year after the date of Acceptance.

SCOPE OF SUPPLY

The System Specifications described in TRANSBOTICS' proposal shall preliminarily define the scope of supply. Upon CUSTOMER'S acceptance of this offer, TRANSBOTICS will prepare, with CUSTOMER'S cooperation and assistance, detailed functional specification (Functional Specifications) based on the System Specifications. Once completed, the Functional Specifications shall be mutually agreed upon by CUSTOMER and TRANSBOTICS in writing, and shall include the complete and exclusive specifications for defining the TRANSBOTICS System to be provided by TRANSBOTICS, shall govern the development, installation, and acceptance thereof, and shall further include a listing of and specifications for all CUSTOMER Furnished Products, including associated accessories and related services necessary for such development, installation and acceptance.

The System Specifications and the Functional Specifications shall be based upon information provided by CUSTOMER, who shall be totally responsible for the accuracy and completeness of such information. In the event that, subsequent to the Effective Date, the information provided by CUSTOMER in connection with this Agreement is reasonably determined by TRANSBOTICS to be inaccurate or incomplete, or in the event that CUSTOMER requests a change in the System Specifications or Functional Specifications, TRANSBOTICS reserves the right to:
(i) stop work until CUSTOMER and TRANSBOTICS have agreed upon revised System Specifications or revised Functional Specifications and an equitable price adjustment and/or a revised delivery schedule; or (ii) terminate this Agreement.

SOFTWARE LICENSE

Grant of License to TRANSBOTICS Software: Upon Acceptance of the TRANSBOTICS System, TRANSBOTICS and CUSTOMER agree to be legally bound by the Software License Agreements set forth in TRANSBOTICS' proposal (if applicable) (the "Software License Agreements"), pursuant to which TRANSBOTICS grants to CUSTOMER a license to use the TRANSBOTICS Software in accordance with the terms and conditions set forth therein.

Ownership: All aspects of the TRANSBOTICS Software (including, without limitation, programs and methods of processing) provided to CUSTOMER under the Software License Agreements shall remain the sole and exclusive property of TRANSBOTICS or its licensors.

Third Party Software: All software products constituting a part of the Integrated Products shall be purchased by TRANSBOTICS on CUSTOMER'S behalf, and such software products shall be licensed by CUSTOMER directly from the third party licensors from which they were purchased by TRANSBOTICS upon such terms and conditions provided in the license agreements provided by such licensors CUSTOMER. Any license fees due licensors under such license agreements shall be included in the Purchase Price.

Restrictions: CUSTOMER shall not attempt to decompile or otherwise reverse engineer the TRANSBOTICS Software. All copies of the TRANSBOTICS Software must bear copyright and other proprietary rights notices included in or on the original copy of each TRANSBOTICS Software. CUSTOMER shall have no rights with respect to the source code of the TRANSBOTICS Software.

TITLE; RISK OF LOSS

TRANSBOTICS retains title to, and software license rights of, each of the components of the TRANSBOTICS System (other than the software constituting a part of the Integrated Products) until the Purchase Price is paid in full. Risk of loss of the TRANSBOTICS System will pass to CUSTOMER at TRANSBOTICS' shipping dock on "F.O.B. TRANSBOTICS' plant site" shipments. If CUSTOMER is unable to accept delivery of the TRANSBOTICS System in accordance with the shipment schedule mutually agreed to by the parties in writing, TRANSBOTICS will store the TRANSBOTICS System for a reasonable period of time. Costs related to such storage (including insurance) shall be borne by CUSTOMER. Invoices for such stored products will be issued by TRANSBOTICS to CUSTOMER the date such stored products are placed in storage, including applicable freight charges.

It will be the responsibility of CUSTOMER to immediately notify TRANSBOTICS on "F.O.B. destination" shipments (in case of TRANSBOTICS' agreement to such shipping terms) of any shipping damage to the TRANSBOTICS System and to note such damages on the shipping documents prior to accepting the products. Failure to comply with this requirement will absolve TRANSBOTICS from any shipping damage claims.

SECURITY INTEREST

CUSTOMER hereby grants to TRANSBOTICS a security interest in each of the components of the TRANSBOTICS System sold and/or delivered to CUSTOMER under this Agreement, including any proceeds thereof (whether cash or non-cash, tangible or intangible) received from the sale, exchange, transfer, collection or other disposition or substitution of such components (collectively, the "Collateral"), in order to secure payment of the Purchase Price. Until the occurrence of a default by CUSTOMER of it's obligation to pay any part of the Purchase Price, however, CUSTOMER shall have the right to use the Collateral and to take other action with respect to the Collateral. Upon satisfaction and payment of the Purchase Price as provided herein, the security interest in the Collateral created above, and all rights under this paragraph "SECURITY INTEREST" granted to TRANSBOTICS shall be released and all the estate, right, title, interest, claim and demand of TRANSBOTICS in and to the Collateral shall revert to CUSTOMER. CUSTOMER shall maintain insurance against casualty, loss, fire, or theft of the TRANSBOTICS System for so long as the security interest is in effect.

PAYMENTS

The Purchase Price shall be payable in installments as provided in the payment schedule as referenced in TRANSBOTICS' proposal. Payments are due within thirty
(30) days of the respective invoice date. CUSTOMER shall have no right to offset any cost against any TRANSBOTICS invoice. CUSTOMER will have no right to delay payments due to non-payments by its customers. The Purchase Price is payable in United States currency and any overdue payments thereof will bear interest at 2.0% per month (24% per year), or the maximum rate permitted by law, whichever is less.

TAXES

Any taxes which TRANSBOTICS may be required to pay and does pay under any existing and future law upon or with respect to the sale, purchase, delivery, storage, processing, use, consumption, licensing or transportation of any of the products or services covered by this Agreement shall be deemed to have been so paid for the account of CUSTOMER who shall promptly pay the amount thereof to TRANSBOTICS upon demand, provided, however, that this paragraph "TAXES" shall not apply if CUSTOMER furnishes to TRANSBOTICS a valid tax exemption certificate in form acceptable to the appropriate taxing authority.

SCHEDULE

TRANSBOTICS and CUSTOMER will mutually agree in writing upon project start and delivery of the TRANSBOTICS System for acceptance testing, and performance milestones (including dates of deliveries, installations and acceptance testing). CUSTOMER and TRANSBOTICS shall in good faith exercise all reasonable efforts to conform to such schedule in performing their respective obligations under this Agreement.

WARRANTIES

Design Warranty: TRANSBOTICS warrants to CUSTOMER that TRANSBOTICS Hardware will be free from defects in design during the Warranty Period (as defined in paragraph "DEFINITIONS" above), except to the extent CUSTOMER provides or dictates a certain design.

Materials and Workmanship Warranty: TRANSBOTICS warrants to CUSTOMER that the TRANSBOTICS Hardware will be free from defects in material and workmanship during the Warranty Period.

TRANSBOTICS Software: EXCEPT AS SET FORTH IN THE SOFTWARE LICENSE AGREEMENTS, TRANSBOTICS MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO TRANSBOTICS SOFTWARE.

Integrated Products and CUSTOMER Furnished Products: TRANSBOTICS MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE INTEGRATED PRODUCTS AND THE CUSTOMER FURNISHED PRODUCTS. To the extent of all products and services constituting Integrated Products and CUSTOMER Furnished Products under this Agreement, TRANSBOTICS hereby assigns to CUSTOMER all of its rights with respect to representations and warranties made to or for the benefit of TRANSBOTICS by the sellers and licensors of such Integrated Products and CUSTOMER Furnished Products, and agrees to cooperate with CUSTOMER to make CUSTOMER obtain full benefit of such representations and warranties.

Remedies Generally: In the event any TRANSBOTICS Hardware fails to perform as warranted above and such failure has been reported to TRANSBOTICS during the Warranty Period, TRANSBOTICS shall, at its option, repair, replace or otherwise remedy such failure as soon as practicable at no charge to CUSTOMER, subject to the conditions and limitations specified below. The foregoing limited warranties are given in lieu of all other warranties of the TRANSBOTICS Hardware, expressed or implied, and state TRANSBOTICS' entire obligation, and shall be CUSTOMER'S exclusive remedy, with respect to defects or non-conformities in TRANSBOTICS Hardware furnished under this Agreement. In no event shall any TRANSBOTICS Hardware be deemed to have failed of its essential purpose so long as TRANSBOTICS is willing and able to replace, repair or otherwise remedy a defect in such product that is covered by the limited warranty specified in this paragraph "WARRANTIES."

Conditions to Warranties: Notwithstanding anything in this Agreement to the contrary, the warranties and related remedies set forth in this paragraph "WARRANTIES" shall be conditioned upon compliance with the following provisions:

CUSTOMER must forward written notification to TRANSBOTICS, received during the Warranty Period, setting forth in reasonable detail the nature of the warranty failure, and including information as to the date of purchase of the applicable TRANSBOTICS Hardware and a copy of TRANSBOTICS' original signed order confirmation (including TRANSBOTICS' order reference number). TRANSBOTICS will thereafter make a determination of whether CUSTOMER shall be required to return the defective TRANSBOTICS Hardware, or part or parts thereof, to TRANSBOTICS' factory for inspection. In the event that TRANSBOTICS determines that the return to the factory of such defective TRANSBOTICS Hardware, or part or parts thereof, is necessary, TRANSBOTICS will furnish a Return Material Authorization Number (a "RMA number") to CUSTOMER.

Any and all defective TRANSBOTICS Hardware, part or parts thereof, returned to TRANSBOTICS must be returned with proof of purchase of such defective product. All shipping and insurance charges related to such return must be pre-paid by CUSTOMER and all documentation referring to such returned products must contain the RMA number. No returns will be accepted by TRANSBOTICS without such RMA number.

With regard to any defective products so returned to TRANSBOTICS' factory pursuant to the foregoing paragraph, upon TRANSBOTICS' receipt, it will promptly make an inspection of the products so returned. If the alleged defective product warrants repair or replacement in TRANSBOTICS' reasonable determination, TRANSBOTICS will, at its option, repair or replace such product as soon as practicable. Any repair or replacement shall be done without charge to CUSTOMER and the products will be returned to CUSTOMER with all shipping and insurance charges pre-paid by TRANSBOTICS via a method of transportation reasonably determined by TRANSBOTICS, if special delivery is requested however, such cost shall be paid by customer.

In the event that a defective product is determined by TRANSBOTICS not to be covered by a warranty stated in this paragraph "WARRANTIES" for any reason (including, without limitation, being outside of the scope of the warranty, or failure to satisfy any condition or subject to any limitation stated herein), TRANSBOTICS shall provide CUSTOMER with an estimated cost of repair or replacement of such product if TRANSBOTICS believes it can repair or replace such product. Thereafter, TRANSBOTICS shall attempt to repair or replace the defective product if requested to do so in writing CUSTOMER. Any such repair or replacement shall be performed by TRANSBOTICS at its then current prices with respect to materials and hourly service rates with respect to labor. All costs of freight, packaging, and insurance shall be the responsibility of CUSTOMER. In the event that a defective product is determined by TRANSBOTICS not to be covered by a warranty stated in this paragraph "WARRANTIES" for any reason, CUSTOMER agrees to reimburse TRANSBOTICS for out-of-its pocket expenses and time (at its hourly service rates) incurred in making such determination.

In the event that CUSTOMER claims that a condition of urgency exists with respect to the repair or replacement of a defective product covered by a warranty set forth above and that there is insufficient time to return said alleged defective product for inspection by TRANSBOTICS in accordance with the conditions set forth above, TRANSBOTICS shall upon receipt of a purchase order from CUSTOMER ship a replacement of such defective product to CUSTOMER, all freight, packaging, and insurance charges collect, and bill CUSTOMER for such product at its then current prices for products or spare parts.

Limitation on Warranties: Notwithstanding anything in this Agreement to the contrary, the warranties and related remedies set forth in this paragraph "WARRANTIES" shall not apply if the claimed breach or problem is caused by: (i) normal wear and tear; (ii) the malfunctioning or non-performance of equipment, communication lines, hardware or software other than TRANSBOTICS Products that are part of the project; (iii) CUSTOMER'S sole negligence or fault; (iv) CUSTOMER'S failure to follow the instructions set forth in the user documentation delivered by TRANSBOTICS CUSTOMER; (v) repair or modifications to or changes in the TRANSBOTICS Products which are not made or approved in advance by TRANSBOTICS; (vi) modifications to or changes in the equipment, hardware or software other than the TRANSBOTICS Products that are part of the project in which the CONTRACTOR Products form a part, except if such modifications or changes are made by TRANSBOTICS; (vii) overloading; (viii) exposure to corrosive or abrasive substances; (ix) improper installation by any third party, or (x) use and application of the TRANSBOTICS Products inconsistent with the Functional Specifications.

Non-Infringement Warranty: TRANSBOTICS warrants to CUSTOMER that the TRANSBOTICS Hardware will not infringe or violate any copyright, trademark, patent, trade secret or other proprietary right of any third party and that there is no actual or, to TRANSBOTICS' knowledge, threatened suit by any third party based on an alleged infringement or violation of any such right by TRANSBOTICS of any component of the TRANSBOTICS Hardware.

Remedies for Infringement: In the event of a breach of the no-infringement warranty set forth in the foregoing paragraph, TRANSBOTICS shall, at its option,
(i) obtain the right for CUSTOMER to continue the use of the infringing TRANSBOTICS Hardware; (ii) modify or replace the infringing TRANSBOTICS Hardware with a functionally equivalent hardware satisfactory to CUSTOMER so as to make the infringing TRANSBOTICS Hardware non-infringing; or (iii) if neither of the foregoing remedies are reasonably available, allow CUSTOMER to terminate that portion of the Agreement applicable to the infringing TRANSBOTICS Hardware, and have TRANSBOTICS accept the return of such infringing hardware at TRANSBOTICS' expense and refund to CUSTOMER a pro rata portion of the Purchase Price equal to the value of such infringing product to the total value of the TRANSBOTICS System.

Repairs Warranty: TRANSBOTICS warrants to CUSTOMER that all repairs made by it hereunder will be done using suitable parts, and that all materials and workmanship with respect to such repair shall be free from defect for a period of thirty (30) days after redelivery of the repaired product to CUSTOMER or, if longer, the period remaining under the original Warranty Period. TRANSBOTICS will correct any repair determined by it to have been defective if such defective repair is reported to TRANSBOTICS within such thirty (30) day period or such remaining Warranty Period, as applicable. TRANSBOTICS makes no other representations or warranties, express or implied, with respect to its repairs, including implied warranties of merchantability and fitness for a particular purpose.

Disclaimer: EXCEPT FOR THE WARRANTIES SET FORTH ABOVE IN THIS PARAGRAPH "WARRANTIES" AND IN THE SOFTWARE LICENSE AGREEMENTS, TRANSBOTICS MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICLUAR PURPOSE. BY ACCEPTANCE OF THE TRANSBOTICS SYSTEM FURNISHED BY TRANSBOTICS HEREUNDER, CUSTOMER ACKNOWLEDGES THAT THE LIMITATIONS AND DISCLAIMERS DESCRIBED IN THIS PARAGRAPH "WARRANTIES" ARE CONDITIONS OF SALE AND THAT THEY CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES REGARDING WARRANTIES AND ANY LIABILITY RELATED THERETO.

ACCEPTANCE

Acceptance of the TRANSBOTICS System shall take place at CUSTOMER'S site or at such other location mutually agreed and specified in the Functional Specifications CUSTOMER'S acceptance of the TRANSBOTICS System shall occur when such system has performed in accordance with the acceptance testing procedures mutually agreed to by the parties in writing as contemplated in the Functional Specifications (the "Acceptance"). In the event that the parties have not agreed upon such acceptance testing procedures, "Acceptance" shall take place upon receipt by CUSTOMER of the TRANSBOTICS System. In any event, if CUSTOMER (i) begins productive, beneficial use of any TRANSBOTICS System prior to completion of any acceptance tests agreed to by the parties, (ii) delays acceptance testing as to the TRANSBOTICS System beyond fourteen (14) calendar days from the date first offered by TRANSBOTICS for acceptance, or (iii) fails to make available the required CUSTOMER Furnished Products specified in the Functional Specifications as required for acceptance testing of any TRANSBOTICS Product, "Acceptance" of the TRANSBOTICS System shall be deemed to have occurred, and payment in full of the Purchase Price shall become immediately due and payable to TRANSBOTICS.

CHANGES

TRANSBOTICS shall not be obligated to furnish or perform extra material or labor required by changes and/or additions to the System Specifications until all of the terms and conditions thereof have been agreed upon in writing by TRANSBOTICS and CUSTOMER. If TRANSBOTICS furnishes extra labor or materials CUSTOMER'S request, but without TRANSBOTICS' and CUSTOMER'S written agreement as to all terms and conditions related thereto, CUSTOMER agrees that such labor or materials shall be billed to CUSTOMER at TRANSBOTICS' usual price and terms for similar work.

Design and detail drawings reflecting changes and/or additions to the Functional Specifications which CUSTOMER may make subsequent to the parties' mutual agreement as to the Functional Specifications shall constitute CUSTOMER'S proposals in writing to TRANSBOTICS to make such change and/or additions.

CUSTOMER FURNISHED PRODUCTS

All CUSTOMER Furnished Products designated in the Functional Specifications shall be provided by CUSTOMER at times and locations mutually agreed to by the parties in writing.

CUSTOMER shall be responsible for ensuring that all CUSTOMER Furnished Products conforms to the specifications therefore in the Functional Specifications and for maintaining such products in good working order while such products are located on TRANSBOTICS' premises. Such maintenance shall include the cost of any third party services that may be required. In the event that CUSTOMER fails to deliver to TRANSBOTICS all required CUSTOMER Furnished Products required to be provided by CUSTOMER pursuant to the Functional Specification within thirty (30) days after notice by TRANSBOTICS of such breach is received by CUSTOMER, TRANSBOTICS reserves the right to exercise all rights and remedies set forth herein or otherwise available under law. Services furnished by TRANSBOTICS in response CUSTOMER'S request therefore in correcting any such breach shall be paid for by CUSTOMER at the then current rates for materials and labor charged by TRANSBOTICS, plus out-of-pocket expenses.

CUSTOMER shall be responsible for all shipping and insurance charges to and from TRANSBOTICS' premises for CUSTOMER Furnished Products and for all insurance charges while such products are on TRANSBOTICS' premises.

FACILITIES

CUSTOMER shall provide power utilities, lighting, sanitary and other construction utilities required at each project site at which TRANSBOTICS will install the TRANSBOTICS System. Security of TRANSBOTICS' tools, equipment, and materials shall be TRANSBOTICS' responsibility. TRANSBOTICS shall provide "clean-up" as required for TRANSBOTICS' use area and return it to its original condition within a reasonable time after Acceptance. Snow removal, surface treatment and other maintenance requirements to keep TRANSBOTICS' use area accessible and usable shall be CUSTOMER'S responsibility.

FORCE MAJEURE

TRANSBOTICS shall be excused for any delay or failure in its performance under this Agreement due to acts of God, flood, fire, epidemic, war, riot, embargoes, quarantine restrictions, mill conditions, strikes, differences with workmen, delays in transportation, shortage of cars, fuel, labor or materials, breakdown or destruction of plant or equipment or other manufacturer's difficulty, or any other cause beyond the reasonable control of TRANSBOTICS.

During the continuance of the above-described events, TRANSBOTICS' performance may be suspended. Upon the cessation of said intervening event, TRANSBOTICS shall have a reasonable time to perform hereunder and CUSTOMER agrees to accept delivery of the TRANSBOTICS System upon completion of such performance.

ASSIGNMENTS

No party hereto shall assign its rights and obligations under this Agreement, in whole or in part, whether by operation of law or otherwise (including without limitation a change in the equity ownership of a party resulting in a change of 50% or more of the voting power that exists on the Effective Date), without the prior written consent of the other party hereto. Any purported assignment contrary to the terms of this paragraph "ASSIGNMENTS" shall be null, void and of no force and effect. [Notwithstanding anything to the contrary in this paragraph "ASSIGNMENTS", CUSTOMER shall be permitted to assign its rights under this Agreement, in whole or in part, to ___________________________________ (the "End
User"); provided, however, such assignment shall (i) not release CUSTOMER from any of its obligations under this Agreement, and (ii) not be effective until a copy of an assignment agreement executed by both CUSTOMER and the End User is delivered to TRANSBOTICS. In addition, effective upon such assignment to the End User, CUSTOMER hereby agrees that it shall hold that portion of each payment paid by the End User under each project agreement between CUSTOMER and the End User with respect to the project to which this Agreement relates, equal to the value of the components of such project provided by TRANSBOTICS over the total value of the components of such project provided by CUSTOMER, in trust for the benefit of TRANSBOTICS, and immediately pay such portion over to TRANSBOTICS CUSTOMER'S receipt of such payment from the End User to the extent of any amounts due and payable to TRANSBOTICS under this Agreement. [BRACKETED LANGUAGE APPLIES ONLY WHEN TRANSBOTICS IS A SUBCONTRACTOR.]


CUSTOMER DEFAULT

If there is any suspension or unreasonable delay CUSTOMER'S performance under this Agreement, not caused by TRANSBOTICS, which prevents completion of CONTRACTOR'S work in accordance with this Agreement, or if CUSTOMER otherwise materially defaults under this Agreement, TRANSBOTICS shall have the right to estimate the value of all work performed and of all material furnished and of all material fabricated, in whole or in part, under this Agreement up to the time of such default by CUSTOMER, and CUSTOMER shall promptly pay in full the amount of the estimate to TRANSBOTICS upon receipt of TRANSBOTICS' invoice.

TERMINATION

Either party hereto may terminate this Agreement by written notice to the other party upon the occurrence of any of the following events: (i) CUSTOMER seeks relief under any provision of the bankruptcy or insolvency laws, or is adjudicated bankrupt or insolvent, or in the event that a receiver is appointed for all or substantially all of its property; (ii) the other party defaults in the performance of any of its payment obligations hereunder and fails to correct such default within thirty (30) days of its receipt of written notice thereof; or (iii) the other party defaults in the performance of any of its other material obligations hereunder and fails to correct such default within thirty
(30) days of its receipt of written notice thereof, provided that if such default is capable of being cured, such cure period shall be extended as long as such defaulting party exercises its commercially reasonable best efforts to cure such default.

In addition, CUSTOMER may terminate this Agreement as provided in the subparagraph "Remedies for Infringement" above and TRANSBOTICS may terminate this Agreement as provided in the paragraph "SCOPE OF SUPPLY" above.

If the Agreement is terminated pursuant to this paragraph "TERMINATION" by default of CUSTOMER, CUSTOMER shall compensate TRANSBOTICS for non-returnable or special order components for equipment, hardware, software or other products ordered on behalf of or purchased by CUSTOMER hereunder and cancellation charges paid by TRANSBOTICS to various suppliers or sub-manufacturers or subcontractor of such components. All portions of completed products shall be paid for by CUSTOMER to TRANSBOTICS in the amount acceptable to TRANSBOTICS, which will be determined by the normal cost of manufacturing, plus a customary profit factor. CUSTOMER shall pay to TRANSBOTICS said costs within thirty (30) days of its receipt of notice of said costs from TRANSBOTICS. All reasonable legal fees and expenses incurred by TRANSBOTICS relating to CUSTOMER'S default shall be paid for CUSTOMER.

All rights and remedies provided for in this paragraph "TERMINATION" shall not be exclusive and are in addition to any other rights and remedies provided by law or otherwise. In the event of any termination by default of the customer, TRANSBOTICS may stop all work being performed pursuant to this Agreement, in an effort to incur no further direct costs.

Upon termination of this Agreement, all rights and obligations of the parties hereto under this Agreement shall immediately cease and terminate, except for the rights and obligations under the following paragraphs which shall survive such termination: (i) "PATENTS", (ii) "CONFIDENTIALITY", (iii) "EMPLOYEE NON-SOLICITATION COVENANT", (iv) "INJUNCTIVE RELIEF", (v) "INDEMNIFICATION",
(vi) "LIMITATION OF LIABILITY", and (vii) "TERMINATION".

CLAIMS AND DISPUTES

All unresolvable claims, disputes and other matters in question between TRANSBOTICS and CUSTOMER arising out of or relating to this Agreement or breach hereof shall be decided exclusively by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association; provided, that such arbitration shall be conducted in the city of the home office of the party defending such claims. The award rendered or determination made by the arbitrators appointed pursuant to such rules shall be final, binding and conclusive on the parties hereto, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

PATENTS

CUSTOMER shall indemnify and save TRANSBOTICS harmless from claims of infringement of U.S. and foreign patents resulting from TRANSBOTICS' compliance with design or specifications furnished by CUSTOMER.

CONFIDENTIALITY

Definitions: For the purposes of this paragraph "CONFIDENTIALITY", the following terms shall have the meanings assigned to them below:

"Confidential Information" shall mean any and all proprietary business information of the disclosing party or its affiliates treated as confidential or secret by the disclosing party or its affiliates (that is, it is the subject of efforts by the disclosing party or its affiliates that are reasonable under the circumstances to maintain its secrecy) that does not constitute a Trade Secret, including, without limitation, any and all proprietary information of the disclosing party or its affiliates of which the receiving party becomes aware as a result of the receiving party's access to and presence at the disclosing party's facilities.

"Proprietary Information" shall mean collectively the Confidential Information and the Trade Secrets. "Proprietary Information" also includes information that has been disclosed to a party (or any of its affiliates) by a third party that such party (or any of its affiliates) is obligated to treat as confidential or secret.

"Trade Secrets" shall mean information related to the products, services or business of the disclosing party or its affiliates that (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing party or its affiliates that are reasonable under the circumstances to maintain its secrecy, including without limitation (1) marking any information reduced to tangible form clearly and conspicuously with a legend identifying its confidential or proprietary nature; (2) identifying any oral presentation or communication as confidential immediately before, during or after such oral presentation or communication; or (3) otherwise treating such information as confidential or secret. Assuming the criteria in clauses (a) and (b) above are met, "Trade Secrets" include, but are not limited to, technical and non-technical data, formulas, patterns, designs, compilations, computer programs and software, devices, inventions, methods, techniques, drawings, processes, financial plans, product plans, lists of actual or potential customers and suppliers, research, development, existing and future products, the existence, nature and details of the relationship between the parties hereto, and employees of the disclosing party and its affiliates.

Confidentiality Covenant: Each party hereto (a) must use the same care and discretion (but in no event less than reasonable care and discretion) to protect and prevent disclosures of the Proprietary Information as it employs with similar information of its own; and (b) must not use, reproduce, distribute or disclose the Proprietary Information except as authorized by the disclosing party to perform under this Agreement.

Permitted Disclosure: Disclosures of the Proprietary Information of the disclosing party may be made only to employees, agents or independent contractors of the receiving party who are directly involved in performing under the Agreement, have a specific need to know such information, and have obligated themselves to hold the Proprietary Information in confidence and otherwise to comply with the terms of this paragraph "CONFIDENTIALITY". Each party hereto agrees to diligently monitor each such employee, agent or independent contractor and, upon request by the other party, promptly to furnish to the other party a list of the receiving party's employees, agents and independent contractors having had access to such Proprietary Information.

Return of Proprietary Information: Within ten (10) days following the receipt of a written request from the disclosing party, the receiving party must deliver to the disclosing party, or destroy at the direction of the disclosing party, all tangible materials and electronic files containing or embodying the Proprietary Information.

Duration: The covenants of confidentiality set forth in this paragraph "CONFIDENTIALITY" (a) will apply after the Effective Date to any Proprietary Information disclosed to the receiving party before and after the Effective Date and (b) will continue and must be maintained from the Effective Date through the termination of this Agreement and (i) with respect to Trade Secrets, at any and all times after the termination of this Agreement during which such Trade Secrets retain their status as such under applicable law; and (ii) with respect to Confidential Information, for a period equal to the shorter of two (2) years after termination of this Agreement or until such Confidential Information no longer qualifies as confidential under applicable law.

COMPLIANCE WITH LAWS AND REGULATIONS

In the performance of the work hereunder, TRANSBOTICS shall comply with all federal, state, and local laws or regulations in effect as of the Effective Date relating to equal employment opportunity, safety, wages, and work hours. TRANSBOTICS shall not, under any circumstances, cause or permit, in connection with the work to be performed hereunder, the discharge, emission or release of any pollutant, contaminant, or other substance, in violation of any applicable laws, rules, or regulations which are now promulgated by federal, state, or local governmental authorities.

EMPLOYEE NON-SOLICITATION COVENANT

No party hereto shall, during the term hereof and for a period of one (1) year after termination of this Agreement, either directly or indirectly, on its own behalf or in the service of or on behalf of others, divert, solicit or hire away, or attempt to divert, solicit or hire away, any person employed by the other party working at any location where such party has performed services contemplated herein or with whom it has had significant contacts, whether or not such employee is a full-time or temporary employee of the other party and whether or not such employment is pursuant to a written agreement for a determined period or at will.

INJUNCTIVE RELIEF

By virtue of the duties, responsibilities and special knowledge of the affairs and operations of each party hereto that the other party hereto will have as a result of the parties' relationship under this Agreement, great loss and irreparable damage would be suffered by such party if the other party should breach or violate any of the covenants and agreements set forth in paragraphs "CONFIDENTIALITY" and "EMPLOYEE NON-SOLICITATION COVENANT" hereof. The parties agree that each such covenant and agreement is reasonably necessary to protect and preserve the interests of the parties, and that, therefore, in addition to all of the remedies provided at law or in equity, each party will be entitled to a temporary restraining order and a permanent injunction to prevent a breach of the other party of any of such covenants or agreements.

INDEMNIFICATION

Each party hereto must indemnify the other party from and hold it harmless against any loss, liability, damage, action, cause of action, cost or expense (including without limitation reasonable attorneys' fees) arising out of (a) any unauthorized act or omission of such party that may be determined to be binding on the other party; or (b) the negligent, reckless or willful misconduct or omission of such party or its employees, agents or independent contractors; provided, however, that the foregoing indemnification will not apply to any loss, liability, damage, action, cause of action, cost or expense resulting solely from the negligence, recklessness or willful misconduct of the other party.

LIMITATION OF LIABILITY

IN NO EVENT SHALL TRANSBOTICS' LIABILITY TO CUSTOMER HEREUNDER EVER EXCEED THE PURCHASE PRICE PAID TO TRANSBOTICS. NEITHER PARTY HERETO SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, CONTINGENT OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED ON THE POSSIBILITY OF SUCH DAMAGES.

SEVERABILITY

If any of the provisions of this Agreement are determined to be invalid, illegal or unenforceable in any respect for any reason under applicable law, they are to that extent deemed omitted from this Agreement. The invalidity of any provision of this Agreement shall not render any other provision hereto invalid.

APPLICABLE LAWS

This Agreement and all rights of the parties under this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina, without regard to the principles of conflicts of laws thereof.

WAIVER

No consent or waiver, express or implied, by any party to this Agreement to or of any breach or default by the other party to this Agreement in the performance by such other party of the obligations thereof under this Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party under this Agreement. Failure on the part of any party to this Agreement to complain of any act or failure to act of any other party to this Agreement or to declare such other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of the rights thereof under this Agreement.

NOTICE

Any notice by either party hereof to the other shall be in writing and shall be deemed to be duly given and received (a) on the date delivered, if sent by hand delivery, (b) 3 days following the date deposited in U.S. mail, certified or registered, with return receipt requested, if sent within the U.S., (c) on the date received, if sent by Federal Express or another nationally recognized express carrier, or (d) on the date received, if sent by facsimile, provided a confirmation of transmission is produced by the sending machine and a copy of each facsimile is promptly sent by first class mail, and in each case to each party at the addresses or fax numbers specified on the signature page of this Agreement.

ACCEPTANCE SIGNATURES

Agreed to and Accepted by:


***                                              TRANSBOTICS CORPORATION



By:                                              By:
   ---------------------------                      ---------------------------




***                                              Tommy Hessler
---------------------------                      ---------------------------



***                                              Vice President
---------------------------                      ---------------------------
Title                                            Title

---------------------------                      ---------------------------
Date                                             Date


***                                              3400 Latrobe Drive
***                                              Charlotte, NC 28211

                                                                        Appendix
APPENDIX
--------------------------------------------------------------------------------


                                       ***

EXHIBIT 1 - AUTOMATED MATERIAL HANDLING SYSTEM FOR ***
--------------------------------------------------------------------------------


                                       ***

EXHIBIT 2 - PROPOSED PROJECT IMPLEMENTATION PLAN
--------------------------------------------------------------------------------


                                       ***